Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax
23.	INCOME TAX

Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Income (loss) recorded in the Netherlands	(22)	(20)	(19)
Income (loss) from foreign operations	4,508	2,357	1,286
Income (loss) before income tax benefit (expense)	4,486	2,337	1,267

STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions.

Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
The Netherlands taxes - current	—	—	—
Foreign taxes - current	(510)	(285)	(171)
Total current taxes	(510)	(285)	(171)
The Netherlands taxes - deferred	—	—	—
Foreign taxes - deferred	(10)	(46)	12
Total deferred taxes	(10)	(46)	12
Income tax expense	(520)	(331)	(159)
Effective tax rate	12%	14%	13%

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.8% in 2022, 25% in 2021 and 25% in 2020, and the effective income tax rate are the following:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Income tax benefit (expense) computed at statutory rate	(1,158)	(584)	(316)
Non-deductible and non-taxable permanent differences, net	22	4	(1)
Valuation allowance adjustments	140	(2)	11
Effect on deferred taxes of changes in enacted tax rates	6	6	(5)
Current year credits	30	39	40
Other tax and credits	(51)	(22)	(40)
Benefits from tax holidays	60	49	37
Net impact of changes to uncertain tax positions	(12)	(8)	(1)
Earnings of subsidiaries taxed at different rates	443	187	116
Income tax benefit (expense)	(520)	(331)	(159)

The variation on the valuation allowance is related to the assessment of the recoverability of the deferred tax assets in France, Malta and the US following the improved stability of profits of the Group.

The increase in the benefit from tax holidays between 2021 and 2022 is the result of the increase in profit in the countries where tax holidays are applicable.

The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.07, $0.05 and $0.04 for the years ended December 31, 2022, 2021 and 2020, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2029. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.

Component of the Net Deferred Tax Asset and Liability

Deferred tax assets and liabilities consisted of the following:

	December 31, 2022	December 31, 2021
Tax loss carryforwards and investment credits	520	707
Less unrecognized tax benefit	(25)	(81)
Tax loss carryforwards net of unrecognized tax benefit	495	626
Inventory valuation	42	28
Impairment and restructuring charges	4	4
Fixed asset depreciation in arrears	55	52
Increased depreciation incentives	83	128
Capitalized development costs	79	121
Receivables for government funding	121	64
Tax credits granted on past capital investments	218	213
Pension service costs	62	82
Stock awards	17	14
Operating lease liabilities	50	39
Commercial accruals	27	12
Other temporary differences	23	25
Total deferred tax assets	1,276	1,408
Valuation allowances	(416)	(576)
Deferred tax assets, net	860	832
Accelerated fixed asset depreciation	(37)	(32)
Acquired intangible assets	(23)	(22)
Advances of government funding	(177)	(115)
Operating lease right-of-use assets	(50)	(39)
Other temporary differences	(31)	(36)
Deferred tax liabilities	(318)	(244)
Net deferred income tax asset	542	588

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all deferred tax liabilities and assets are offset and presented as a single amount. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions.

A valuation allowance is provided for deferred tax assets when management considers it is more likely than not that they will not be realized.

Deferred tax asset expiration

As of December 31, 2022, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards and investment credits that expire starting from 2023.

December 31,
Year	2022
2023	3
2024	2
2025	2
2026	2
2027	5
Thereafter	506
Total	520

The majority of the amount reported on the line “Thereafter” has no expiration date.

The “Tax credits granted on past capital investments” is mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006.  Any unused tax credits granted under the agreement will be impacted yearly by a legal inflationary index (currently 2.56% per annum). The credits may be utilized depending on the Company meeting certain program criteria and have no expiration date. In addition to this agreement, starting from 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax allowance. As a result, there is no financial impact to the net deferred tax assets of the Company.

Deferred Tax expense recognized through Other Comprehensive Income

In 2022, we recognized a deferred tax expense of $26 million as a component of other comprehensive income (loss), compared to a deferred tax income of $3 million in 2021. They were related primarily to the tax effects of the recognized unfunded status on defined benefits plan.

Deferred tax on undistributed Earnings from foreign subsidiaries

The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $7,140 million and $4,148 million as of December 31, 2022 and December 31, 2021, respectively. Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there is no significant tax impact from the distribution of earnings for $6,612 million from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company by qualifying investments. The amount of distributable earnings becoming taxable upon repatriation amount to $528 million. An amount of $308 million is indefinitely reinvested by the foreign subsidiaries. As of December 31, 2022, a deferred tax liability is recognized for $22 million on the amount of earnings expected to be repatriated in a foreseeable future.

Unrecognized Tax Benefits

A reconciliation of 2022, 2021 and 2020 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
Balance at beginning of year	118	48	48
Additions based on tax positions related to the current year	4	72	1
Additions based on acquisitions related to the current year	—	—	—
Additions for tax positions of prior years	13	1	1
Reduction for tax positions of prior years	(69)	(1)	(2)
Settlements	(2)	—	(1)
Foreign currency translation	(3)	(2)	1
Balance at end of year	61	118	48

In addition, as of December 31, 2022, $25 million of unrecognized tax benefits were classified as a reduction of deferred tax assets (as of December 31, 2021, the amount was $81 million) . It is reasonably possible that certain of the uncertain tax positions disclosed in the table above could increase or decrease within the next 12 months due to ongoing tax audits. The Company is not able to make an estimate of the range of the reasonably possible change impacting the annual effective tax rate.

Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income. They were less than $1 million in 2022, less than $1 million in 2021and $1 million in 2020. Accrued interest and penalties amounted to $6 million as of December 31, 2022 and $7 million as of December 31, 2021.

The tax years that remain open for review in the Company’s major tax jurisdictions, including France, Italy, United States and India, are from 1997 to 2022.